SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CODORUS VALLEY BANCORP, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No fee required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                    [ LOGO ]

                                  April 9, 1997

DEAR SHAREHOLDER:

     It is my pleasure to invite you to attend the 1997 Annual Meeting of Shareholders of Codorus Valley Bancorp, Inc. to be held on Tuesday, May 20, 1997, at 10:00 a.m., prevailing time. The Annual Meeting this year will be held at the Holiday Inn Holidome (at West Manchester Mall), Red & White Rose Rooms, 2000 Loucks Road, York, Pennsylvania 17404.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule includes: the election of three (3) Class A Directors, and the ratification of the selection of the independent auditors for 1997. At the meeting, members of the Corporation's management will review the Corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying Proxy as soon as possible, in the postage prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the Corporation so that your Proxy will be superseded by any ballot that you submit at the meeting.

                                          Sincerely,

                                          /s/ Larry J. Miller
                                          ------------------------------
                                          Larry J. Miller, President and
                                          Chief Executive Officer


                          Codorus Valley Bancorp, Inc.,
             1 Manchester Street, P.O. Box 67, Glen Rock, PA 17327
--------------------------------------------------------------------------------

                          CODORUS VALLEY BANCORP, INC.

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1997

             ------------------------------------------------------

TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of CODORUS VALLEY BANCORP, INC. (the "Corporation") will be held at 10:00 a.m., prevailing time, on Tuesday, May 20, 1997, at the Holiday Inn Holidome (at West Manchester
Mall), Red & White Rose Rooms, 2000 Loucks Road, York, Pennsylvania 17404, for the following purposes:

          1. To elect three (3) Class A Directors to serve for a three-year term and until their successors are elected and qualified;

          2. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Corporation for the year ending December 31, 1997; and

          3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the By-laws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on March 28, 1997, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996, is enclosed with this Notice. Copies of the Corporation's Annual Report for the 1995 fiscal year may be obtained at no cost by contacting Larry J. Miller, President and Chief Executive Officer, One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327, telephone: 1-800-646-1970.

     You are urged to mark, sign, date and promptly return your Proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy (and voting instruction card, if applicable), regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such Proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Corporation. If you are a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan, you will receive separate instructions with respect to your shares held in the Dividend Reinvestment and Stock Purchase Plan.

                                          By Order of the Board of Directors,

                                          /s/ Larry J. Miller
                                          ------------------------------
                                          Larry J. Miller, President and
                                          Chief Executive Officer

April 9, 1997

                          CODORUS VALLEY BANCORP, INC.
                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MAY 20, 1997
                                    GENERAL

INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CODORUS VALLEY BANCORP, INC. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 20, 1997, at 10:00 a.m., prevailing time, at the Holiday Inn Holidome (at West Manchester Mall), Red & White Rose Rooms, 2000 Loucks Road, York, Pennsylvania 17404, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the Corporation is located at PeoplesBank, a Codorus Valley Company (the "Bank"), formerly Peoples Bank of Glen Rock, One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327. The telephone number for the Corporation is: 1-800-646-1970. All inquiries should be directed to Larry J. Miller, President and Chief Executive Officer of the Corporation. The Bank is a wholly-owned subsidiary of the Corporation.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on or about April 9, 1997.

     Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for Class A Director named below, and FOR the ratification of the selection of Ernst & Young LLP, as the independent auditors for the Corporation for the year ending December 31, 1997. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the Corporation.

     If a shareholder is a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan"), the enclosed Proxy will not serve as a voting instruction card for the shares held in the Plan. Instead, these participants will receive from Registrar and Transfer Company, as the administrator of the Plan, separate voting instruction cards covering the shares held within the Plan. These separate voting instruction cards must be signed and returned or the shares held in the Plan will not be voted.

     The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the Corporation may furnish shareholders in connection with the Annual Meeting, will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation and the Bank may solicit proxies personally, by telephone, telegraph and telecopier. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a Proxy (and a voting instruction card, if applicable) may revoke the Proxy (and a voting instruction card, if applicable) at any time before it is voted only: (1) by giving written notice of revocation to Dallas L. Smith, Secretary of Codorus Valley Bancorp, Inc., at One Manchester Street, P.O. Box 67, Glen Rock, Pennsylvania 17327; (2) by executing a later-dated proxy (and a voting instruction card, if applicable) and giving written notice thereof to the Secretary of the Corporation; or (3) by voting in person after giving written notice to the Secretary of the Corporation.

VOTING SECURITIES, RECORD DATE AND QUORUM

     The Corporation is currently authorized to issue 10,000,000 shares of common stock, par value $2.50 per share and 1,000,000 shares of preferred stock, par value $2.50 per share.

     At the close of business on March 28, 1997, the Corporation had outstanding 1,045,296 shares of common stock, par value $2.50 per share, the only issued and outstanding class of stock (the "Common Stock"). As of March 28, 1997, none of the shares of preferred stock were issued.

     Only holders of Common Stock of record at the close of business on March 28, 1997, will be entitled to notice of and to vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each share of Common Stock is entitled to one vote.

     Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Pursuant to Article 3, Section 3.1, of the By-laws of the Corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of December 31, 1996, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.

                                                                 PERCENT OF
                                                SHARES           OUTSTANDING
                                             BENEFICIALLY       COMMON STOCK
NAME AND ADDRESS                                 OWNED       BENEFICIALLY OWNED
----------------                             ------------    ------------------
CEDE & Co.                                    145,005              13.87%
P.O. Box 20
Bowling Green Station
New York, New York 10004

PBT Company                                    82,235(1)            7.87%
PeoplesBank, a Codorus Valley Company
Trust and Investment Services
120 Pine Grove Commons
York, Pennsylvania 17403

------------------

(1) 61,338 shares of Common Stock beneficially owned by the Bank are held by the Bank's Trust and Investment Services Department (the "Trust Department") in its fiduciary capacity. The Trust Department has sole voting and dispositive power over these shares of Common Stock. 17,884 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in one trust account which provides for the Bank to exercise sole dispositive power. The Trust Department has shared voting power over these shares of Common Stock. 3,013 shares of Common Stock beneficially owned by the Bank are held by the Trust Department in agency accounts which provides for the Bank to exercise sole voting power. The Trust Department has no dispositive power over these shares of Common Stock. The Bank's Trust Department intends to cast all shares under its control FOR the election of the nominees for director named below, and FOR the ratification of Ernst & Young LLP, as the independent auditors for the Corporation.

            BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth, as of March 28, 1997, and from information received from the respective individuals, the amount and percentage of the Common Stock beneficially owned by each director, each nominee and all officers, directors and nominees of the Corporation as a group. The percent of outstanding stock is less than 1%, unless otherwise indicated.

                                                     AMOUNT AND
                                                       NATURE
NAME OF INDIVIDUAL                                  OF BENEFICIAL     PERCENT
OR IDENTITY OF GROUP                               OWNERSHIP(1)(2)   OF CLASS
--------------------                               ---------------   --------
CURRENT CLASS A DIRECTORS
NOMINEES AS CLASS A DIRECTORS
(To Serve Until 2000)
Rodney L. Krebs                                        2,428(3)           --
Dallas L. Smith                                        1,927              --
George A. Trout, D.D.S.                               22,387(4)        2.14%

CONTINUING CLASS C DIRECTORS
(To Serve Until 1998)
D. Reed Anderson, Esq.                                   434              --
MacGregor S. Jones                                     4,472(5)           --
Larry J. Miller                                        4,046(6)           --

CONTINUING CLASS B DIRECTORS
(To Serve Until 1999)
M. Carol Druck                                           521(7)           --
Barry A. Keller                                       14,020           1.34%
Donald H. Warner                                         231              --

All Officers, Directors and
  Nominees as a group
  (10 persons)                                        50,586           4.84%

------------------

(1) Includes Common Stock held in fiduciary accounts in the Bank's Trust and Investment Services Department.

(2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 28, 1997. Beneficial ownership may be disclaimed as to certain of the securities.

(3) Includes 1,102 shares held jointly with Mr. Kreb's spouse.

(4) Includes 19,307 shares held jointly with Dr. Trout's spouse.

(5) Includes 1,610 shares held jointly with Mr. Jones's spouse and 739 shares held individually by his spouse.

(6) Includes 2,872 shares held jointly with Mr. Miller's spouse, 89 shares held jointly with his mother, 234 shares held jointly with his daughter, and 234 shares held jointly with his son. Does not include 6,000 qualified stock options granted to Mr. Miller in 1996, which options are not presently exercisable.

(7) Includes 391 shares held jointly with Mrs. Druck's spouse.

                              ELECTION OF DIRECTORS

     The By-laws of the Corporation provide that the Corporation's business shall be managed by its Board of Directors. Section 10.2 of the By-laws provides that the number of directors that constitutes the whole Board of Directors shall not be less than five nor more than twenty-five and that the Board of Directors shall be classified into three classes, each class to be elected for a term of three years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their respective classifications. No person shall be elected as a director who has not attained the age of 21 years. No person shall serve as a director after he or she has attained the age of 70 years. Each director shall also hold solely, in his or her name, at least 100 shares of Common Stock, which shares shall be free of any liens or other forms of encumbrances. The Board of Directors has fixed the number of Board members at nine, with three directors in each class. Pursuant to Section 11.1 of the By-laws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

     In accordance with Section 10.3 of the By-laws, at the 1997 Annual Meeting of Shareholders, three (3) Class A Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. Therefore, the By-laws provide for a classified Board of Directors with staggered three-year terms of office.

     Unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the election of the three nominees named below. If any nominee should become unavailable for any reason, Proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation determines. The Board of Directors has no reason to believe that the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns 10 shares of Common Stock, he or she may cast up to ten votes for each of the three directors in the class to be elected.

                    INFORMATION AS TO NOMINEES AND DIRECTORS

     The following table contains certain information with respect to the executive officers, nominees for Class A Director, current directors of the Corporation and the committees of the Bank's Board of Directors.

                                               AGE AS OF              PRINCIPAL OCCUPATION FOR
                                               MARCH 31,           PAST FIVE YEARS AND POSITIONS           DIRECTOR
NAME                                             1997            HELD WITH CORPORATION AND THE BANK          SINCE
----                                           ---------         ----------------------------------        --------
CLASS A DIRECTORS AND NOMINEES
FOR CLASS A DIRECTOR
(To Serve Until 2000)
---------------------
Rodney L. Krebs(3)                                 56        President, Springfield Contractors, Inc.;      1988/1988
                                                             Treasurer of Corporation, since February,
                                                             1990.
Dallas L. Smith(2)                                 51        President, Bruce V. Smith, Inc. (furniture     1986/1983
                                                             and appliances); Secretary of Corporation,
                                                             since January, 1994; Assistant Treasurer
                                                             and Assistant Secretary of Corporation,
                                                             November 1988 - January 1994.
George A. Trout, D.D.S.(1)(4)                      62        Dentist; Chairman of Corporation, since        1986/1975
                                                             January, 1994; Vice Chairman of
                                                             Corporation January 1993 - January 1994;
                                                             Vice President of Corporation November
                                                             1988 - January 1993; Vice Chairman of
                                                             Bank, since 1992.

CLASS C DIRECTORS
(To Serve Until 1998)
---------------------
D. Reed Anderson, Esq.(3)                          54        Attorney-at-Law, Stock and                     1994/1994
                                                             Leader, P.C.
MacGregor S. Jones(1)(2)                           51        President, Mac Jones Ford, Inc.; Assistant     1993/1993
                                                             Secretary of Corporation, since January,
                                                             1994.
Larry J. Miller(1)(4)                              45        Commercial Banker; President and Chief         1986/1981
                                                             Executive Officer of Corporation, since
                                                             1986 and of Bank, since 1981.

                                               AGE AS OF              PRINCIPAL OCCUPATION FOR
                                               MARCH 31,           PAST FIVE YEARS AND POSITIONS           DIRECTOR
NAME                                             1997            HELD WITH CORPORATION AND THE BANK          SINCE
----                                           ---------         ----------------------------------        --------
CLASS B DIRECTORS
(To Serve Until 1999)
---------------------
M. Carol Druck(2)                                  48        President, Druck Realty, Inc. d/b/a RE/MAX     1988/1988
                                                             Advanced Realty; Realtor/Broker; Assistant
                                                             Secretary of Corporation, since April,
                                                             1990; Assistant Treasurer of Corporation,
                                                             since January, 1994.
Barry A. Keller(1)                                 63        Insurance Broker/Consultant, Keller-Brown      1986/1977
                                                             Insurance Services; Vice Chairman of
                                                             Corporation, since January, 1994;
                                                             Secretary of Corporation November 1988 -
                                                             January 1994; Chairman of Bank, since
                                                             January, 1994.
Donald H. Warner(1)(3)                             58        President, Warner Services, Inc. (moving       1990/1990
                                                             and storage company); Vice President of
                                                             Corporation since January 1993.

------------------

(1) Member of the Bank's Executive Committee. This committee is authorized to meet at the call of an officer, primarily to take action regarding the purchase and sale of securities and to pass on loans presented for discount between regular meetings of the Board of Directors. This committee did not meet in 1996. All matters of this committee were considered by the entire Board of Directors. Mr. Barry A. Keller is Chairman of the Executive Committee.

(2) Member of the Bank's Audit Committee. The Audit Committee has as its primary functions the recommendation of an outside auditor for each fiscal year and the oversight of the Bank's audit function. This committee is also the source for reports concerning factual conflicts of interest, reviews circumstances regarding conflicts of interest and reports same to the full Board of Directors, if necessary. This committee met five (5) times in 1996. Mrs. M. Carol Druck is Chairperson of the Audit Committee.

(3) Member of the Bank's Trust and Investment Services Committee. This committee makes recommendations and supervises the operation of the Trust and Investment Services Department. There were nine (9) meetings of the Trust and Investment Services Committee in 1996. Mr. Rodney L. Krebs is Chairman of the Trust and Investment Services Committee.

(4) Members of the Bank's Asset Liability Committee (ALCO). This committee met nine (9) times in 1996 to review asset and liability management of the Bank. Other members of the committee include the following bank officers: Messrs. Dennis H. Engle, Todd A. Tyson, and Jann Allen Weaver. Mr. Larry J. Miller is Chairman of the committee.

     The aforementioned committees are committees of the Bank and not of the Corporation.

     During 1996, the Bank's Board of Directors held twenty-five (25) meetings and the Corporation's Board of Directors held nine (9) meetings. Each of the Directors attended at least 75 percent of the combined total number of meetings of the Corporation's and the Bank's Boards of Directors and the committees of which he or she is a member, except Mr. Warner.

     The Board of Directors of the Corporation has, at present, no standing committees. The Corporation does not have a compensation or a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the Corporation in accordance with Section 10.1 of the Corporation's By-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than ninety (90) days prior to the date of any meeting of shareholders called for the election of directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than 10 percent of the registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the period January 1, 1996, through December 31, 1996, its officers and directors were in compliance with all filing requirements applicable to them, with the exception of Mr. Jones who inadvertently filed a late Form to report one transaction during 1996.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual compensation for services in all capacities to the Corporation and to the Bank for the fiscal years ended December 31, 1996, 1995 and 1994 of those persons who were, at December 31, 1996, (i) Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Corporation and of the Bank to the extent such persons' total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM COMPENSATION
                                                                              -------------------------------------------
                                                ANNUAL COMPENSATION                      AWARDS                PAYOUTS
                                       -------------------------------------  ----------------------------  -------------
           (A)                 (B)        (C)        (D)           (E)              (F)            (G)           (H)
                                                                  OTHER
           NAME                                                  ANNUAL         RESTRICTED
           AND                                                   COMPEN-           STOCK        OPTIONS/
        PRINCIPAL                       SALARY      BONUS        SATION           AWARDS          SARS         PAYOUTS
         POSITION             YEAR        ($)        ($)           ($)              ($)            (#)           ($)
--------------------------  ---------  ---------  ---------  ---------------  ---------------  -----------  -------------
Larry J. Miller               1996      143,252     10,000          0                0            6,000           0
  President and               1995      136,499     10,000          0                0                0           0
  Chief Executive             1994      133,057          0          0                0                0           0
  Officer of the
  Corporation and
  the Bank

           (A)                  (I)
           NAME              ALL OTHER
           AND                COMPEN-
        PRINCIPAL             SATION
         POSITION            ($)(1)(2)
--------------------------  -----------
Larry J. Miller                6,883
  President and                3,980
  Chief Executive              3,127
  Officer of the
  Corporation and
  the Bank

------------------

(1) Includes Bank contributions to 401(k) Plan of $5,595, $2,678 and $2,411 for 1996, 1995 and 1994, respectively.

(2) Includes Life Insurance Premiums amounting to $1,288, $1,302 and $716 for 1996, 1995 and 1994, respectively.

     The following table sets forth certain information relating to options granted by the Corporation in 1996. No options were exercised during the fiscal year ended December 31, 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS


--------------------------------------------------------------------------------------------------------

                                                INDIVIDUAL GRANTS

--------------------------------------------------------------------------------------------------------
                NAME                     NUMBER OF      PERCENT OF TOTAL     EXERCISE OR    EXPIRATION
                                        SECURITIES        OPTIONS/SARS       BASE PRICE        DATE
                                        UNDERLYING         GRANTED TO          ($/SH)
                                       OPTIONS/SARS    EMPLOYEES IN FISCAL
                                        GRANTED (#)           YEAR
                 (A)                        (B)                (C)               (D)           (E)
--------------------------------------------------------------------------------------------------------
  Larry J. Miller,                        5,000/0            100%(1)           $28.50        11/01/06
  President and Chief                     1,000/0                              $29.125       12/10/06
  Executive Officer of the
  Corporation and the Bank
--------------------------------------------------------------------------------------------------------

(1) Separate grants to Mr. Miller of options to buy 5,000 and 1,000 shares on November 11, 1996, and December 10, 1996, respectively, which grants represent 100% of the options granted by the Corporation in 1996.

STOCK OPTION PLAN

     The Corporation maintains the 1996 Stock Incentive Plan (the "Plan"), which Plan was approved by shareholders at the 1996 Annual Meeting, to advance the development, growth and financial condition of the Corporation and its subsidiaries. The Corporation reserved 50,000 shares under the Plan. The Plan provides for awards of qualified stock options and non-qualified stock options and is administered by a disinterested committee of the Corporation's Board of Directors. In 1996, 6,000 qualified stock options were granted under the Plan.

RETIREMENT PLAN

     The Corporation does not have a retirement or pension plan. The Bank, however, maintains a retirement plan (the "Plan") for officers and employees. All officers and employees who meet the service requirements are eligible for the Plan after the first full year of service with the Bank. At the present time, there are 130 persons enrolled in the Plan. Normal retirement age is 65 years. The Bank incurred expenses of $60,610 for financial reporting purposes during 1996.

     On January 20, 1997, the Board of Directors announced that all benefit accruals under the Plan will be suspended, as of February 28, 1997, and that the Plan will terminate, effective April 30, 1997. The Board took this action after determining that the costs associated with the Plan exceeded the eventual benefit to employees, and that there are more beneficial alternatives available. Upon termination of the Plan, excess assets will be distributed to plan participants in the form of cash or deposited to another retirement plan. Retirees will receive an irrevocable annuity. The plan administrator believes that the assets of the Plan will be adequate to fund all benefit liabilities. Management currently believes that the impact of the termination of the Plan will not have a material impact on the Corporation during 1997 in connection with the Plan.

401(K) PLAN

     The Bank maintains a defined contribution - profit sharing 401(K) Plan (the "Plan"). The Plan Sponsor is PeoplesBank. The Plan is administered by a committee designated by the Plan Sponsor. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, and Bruce A. Lamborne, Vice President and Trust Officer of the Bank, are the Plan Trustees. The Plan is subject to the Internal Revenue Code and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

     To be eligible to become a participant in the Plan, an employee must attain the age of 21 and work one year during which the employee completes 1,000 hours of service. An eligible employee may elect to contribute certain portions of salary, wage, bonus (other than year end bonus), or other direct remuneration to the Plan. Generally, eligible employees may not contribute more than 20 percent of such compensation. The Bank matches a certain percentage of the employee's contribution. In 1994, 1995 and 1996, the Bank matched 50 percent of the first 6 percent of the employee's contribution. The Bank's contributions to the Plan for each participant vest in three years. The employee's contributions to the Plan vest immediately. The Bank incurred expenses of $44,000, $44,000 and $42,000, for financial reporting purposes during 1996, 1995 and 1994, respectively, in connection with the Plan.

EMPLOYMENT CONTRACT

     During 1993, the Corporation, the Bank and Mr. Larry J. Miller, President and Chief Executive Officer of the Corporation and the Bank, entered into an employment agreement for a term of three (3) years, which term renews automatically for an additional twelve months at the end of each calendar year unless the Corporation and Bank provide written notice to Mr. Miller of non-renewal. The agreement specifies Mr. Miller's position and duties, compensation and benefits, and indemnification and termination provisions. The agreement also contains a non-competition provision and a confidentiality provision.

     Under the terms of his employment agreement, Mr. Miller serves as the President and Chief Executive Officer of the Corporation and of the Bank and as a member of the Boards of Directors of the Corporation and of the Bank. Pursuant to the employment agreement, Mr. Miller was entitled to an annual direct salary of $143,252 in 1996. This salary may be increased in subsequent years as the Board of Directors deems appropriate. In addition, the Boards of Directors of the Corporation and the Bank have discretion to pay a periodic bonus to Mr. Miller. Mr. Miller is not entitled to receive director's fees or other compensation for serving on the Corporation's and the Bank's Boards of Directors or the committees thereof. Mr. Miller is also entitled to receive the employee benefits made available by the Bank to its employees and to use of a Bank vehicle.

     The agreement with Mr. Miller also provides that if his employment is terminated by the Corporation or the Bank, due to death, disability or for cause (as defined therein), then he is entitled to the full annual direct salary through the date of termination. If Mr. Miller's employment is terminated by the Corporation or the Bank other than pursuant to death, disability or for cause (as defined therein), then he is entitled to his full annual direct salary from the date of termination through the last day of the term of the agreement, or his current annual direct salary, whichever is greater. If Mr. Miller terminates his employment for good reason (as defined therein), then he is entitled to an amount equal to his direct annual salary. If Mr. Miller's employment is terminated as a result of a change in control (as defined therein), then he is entitled to his full annual direct salary from the date of change of control (as defined therein) through the last day of the term of the agreement, or an amount equal to his current annual direct salary, whichever is greater.

COMPENSATION OF DIRECTORS

     During 1996, non-employee Bank directors received $250 for each Directors' regular or special meeting attended, $75.00 per hour for each committee meeting attended, and a monthly retainer of $500.00. The Chairman of the Bank's Board of Directors received a monthly retainer of $600.00. In addition, the Bank pays life insurance premiums on behalf of the non-employee Bank directors which amounted to $1,296 in 1996. In the aggregate, the members of the Board of Directors received $106,775, including $7,200 deferred by Mr. Keller, pursuant to the Independent Directors Deferred Compensation Plan, described below, for all Board of Directors' meetings and committee meetings attended in 1996, including all fees, retainers and premiums paid to and on behalf of all non-employee Bank directors in 1996.

     Directors received no remuneration for attendance at the meetings of the Board of Directors of the Corporation.

INDEPENDENT DIRECTORS DEFERRED COMPENSATION PLAN

     The Corporation maintains a Deferred Compensation Plan for certain independent directors, as defined and designated pursuant to the plan. Plan participants may elect to defer receipt of compensation in order to provide certain benefits taxable under Section 451 of the Internal Revenue Code of 1986, as amended. This is an unfunded plan of the Corporation.

                              CERTAIN TRANSACTIONS

     There have been no material transactions between the Corporation and the Bank, nor any material transactions proposed, with any director or executive officer of the Corporation and the Bank, or any associate of the foregoing persons. The Corporation and the Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with directors and officers of the Corporation and the Bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the Corporation and the Bank.

     Total loans outstanding from the Corporation and the Bank at December 31, 1996, to the Corporation's and the Bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10 percent or more was $3,197,174, or approximately 14.1 percent of the total equity capital of the Bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1996 to officers and directors of the Corporation and the Bank as a group was $3,604,649. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 24, 1997, to the above described group was $3,473,964.

                     PRINCIPAL OFFICERS OF THE CORPORATION

     The following table sets forth selected information about the principal officers of the Corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


                                                        BANK      NUMBER OF SHARES      AGE AS OF
                                            HELD      EMPLOYEE      BENEFICIALLY        MARCH 28,
        NAME AND POSITION                   SINCE       SINCE           OWNED             1997
        -----------------                   -----     --------    ----------------      ---------
George A. Trout, D.D.S. --                  1994           (1)         22,387               62
Chairman of the Board
Barry A. Keller --                          1994           (1)         14,020               63
Vice Chairman of the Board
Larry J. Miller -- President                1986       1971(2)          4,046(3)            45
and Chief Executive Officer
Donald H. Warner --                         1993           (1)            231               58
Vice President
Dallas L. Smith --                          1994           (1)          1,927               51
Secretary
Rodney L. Krebs --                          1990           (1)          2,428               56
Treasurer
Jann Allen Weaver --                        1991       1986               120(4)            47
Assistant Treasurer
and Assistant Secretary


------------------

(1) Messrs. Trout, Keller, Warner, Smith and Krebs are not employees of the
    Bank.

(2) Mr. Miller has been employed by the Bank for 26 years and, for the last 16 years, as President and Chief Executive Officer.

(3) Shares do not include 6,000 stock options granted to Mr. Miller in 1996, which options are not presently exercisable.

(4) Shares held jointly by Mr. Weaver and his spouse.

                         PRINCIPAL OFFICERS OF THE BANK

     The following table sets forth selected information about the principal officers of the Bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


                                                                                            NUMBER OF
                                                                                 BANK        SHARES        AGE AS OF
                                                                      HELD      EMPLOYEE   BENEFICIALLY    MARCH 28,
      NAME                  OFFICE AND POSITION WITH THE BANK        SINCE       SINCE        OWNED          1997
      ----                  ---------------------------------        -----     --------    ------------    ---------
Barry A. Keller           Chairman of the Board                       1994            (1)    14,020            63
Larry J. Miller           President and Chief Executive Officer       1981        1971        4,046(2)         45
Dennis H. Engle           Executive Vice President and Chief          1992        1992           13(3)         45
                            Lending Officer
Jann Allen Weaver         Senior Vice President and Chief             1989        1986          120            47
                            Financial Officer
Timothy E. Senft          Vice President/Cashier and Chief            1989        1980          139            38
                            Operations Officer
Bruce A. Lamborne         Vice President/Trust and Investment         1989        1988          210(4)         50
                            Services

------------------

(1) Mr. Keller is not an employee of the Bank.

(2) Does not include 6,000 qualified stock options granted to Mr. Miller in 1996, which options are not presently exercisable.

(3) Shares held jointly by Mr. Engle and his spouse.

(4) Shares held jointly by Mr. Lamborne and his spouse.

                      RATIFICATION OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, proxyholders intend to cast all votes pursuant to proxies for ratification of the selection of Ernst & Young LLP as the Corporation's independent auditors for the 1997 fiscal year. Ernst & Young LLP advised the Corporation that none of its members has any financial interest in the Corporation. Ratification of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ernst & Young LLP served as the Corporation's independent auditors for the 1996 fiscal year, assisted the Corporation and the Bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the Bank for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's and the Bank's respective Boards of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after concluding that there was no effect on the independence of the auditors.

     In the event that the shareholders do not ratify the selection of Ernst & Young LLP as the Corporation's independent auditors for the 1997 fiscal year, another accounting firm may be chosen to provide independent audit services for the 1997 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Ernst & Young LLP, as the independent auditors for the Corporation for the year ending December 31, 1997.

                                 ANNUAL REPORT

     A copy of the Corporation's Annual Report for its fiscal year ended December 31, 1996, is enclosed with this Proxy Statement. A representative of Ernst & Young LLP, the accounting firm which examined the financial statements in the Annual Report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the Annual Report presented by shareholders at the Annual Meeting.

                             SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's Proxy Statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Codorus Valley Bancorp, Inc. at its principal executive offices, One Manchester Street, Glen Rock, Pennsylvania 17327, not later than Thursday, December 11, 1997.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED, WITHOUT CHARGE, FROM JANN ALLEN WEAVER, ASSISTANT TREASURER, CODORUS VALLEY BANCORP, INC., ONE MANCHESTER STREET, P.O. BOX 67, GLEN ROCK, PENNSYLVANIA 17327.

                          CODORUS VALLEY BANCORP, INC.
                                      PROXY


/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                                           With-   For All
                                    For    hold    Except
1.   ELECTION OF CLASS A
     DIRECTORS TO SERVE FOR         / /     / /      / /
     A THREE-YEAR TERM.

     Rodney L. Krebs, Dallas L. Smith, George A. Trout

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
-------------------------------------------------------------------------------

                                         For   Against  Abstain
2.   PROPOSAL TO RATIFY THE
     SELECTION OF ERNST & YOUNG          / /     / /      / /
     LLP AS THE INDEPENDENT
     AUDITORS FOR THE CORPORATION
     FOR THE YEAR ENDING
     DECEMBER 31, 1997.

     The Board of Directors recommends a vote FOR this proposal.
-------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Dallas L. Darr, Mildred L. Lackey and George E. McCullough and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc., (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Holiday Inn Holidome (at West Manchester Mall), Red & White Rose Rooms, 2000 Loucks Road, York, Pennsylvania 17404, on Tuesday, May 20, 1997, at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:


                         Please be sure to sign and date     Date
                          this Proxy in the box below.


             Shareholder sign above -- Co-holder (if any) sign above

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.
                          Codorus Valley Bancorp, Inc.


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO REGISTRAR & TRANSFER COMPANY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

                                    [ LOGO ]

                                  April 9, 1997

Dear Dividend Reinvestment and Stock Purchase Plan Participant:

     As a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan ("Plan"), you are entitled to instruct the Plan Administrator, Registrar and Transfer Company, to vote the shares that are held on your behalf in the Plan at the 1997 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 1997 Annual Meeting of Shareholders and a copy of the Corporation's 1996 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

                                          Sincerely,

                                          /s/ Larry J. Miller
                                          ------------------------------
                                          Larry J. Miller, President and
                                          Chief Executive Officer


                          Codorus Valley Bancorp, Inc.,
              1 Manchester Street, P.O. Box 67, Glen Rock, PA 17327
--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN
                          VOTING INSTRUCTION CARD/PROXY
                          CODORUS VALLEY BANCORP, INC.


/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                                            With-   For All
                                     For    hold    Except
1.   ELECTION OF CLASS A
     DIRECTORS TO SERVE FOR          / /    / /      / /
     A THREE-YEAR TERM.

     Rodney L. Krebs, Dallas L. Smith, George A. Trout

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)
     --------------------------------------------------------------------------


                                            For   Against  Abstain
2.   PROPOSAL TO RATIFY THE
     SELECTION OF ERNST & YOUNG LLP         / /     / /      / /
     AS THE INDEPENDENT AUDITORS
     FOR THE CORPORATION FOR THE
     YEAR ENDING DECEMBER 31, 1997.

     The Board of Directors recommends a vote FOR this proposal.
     --------------------------------------------------------------------------

3. In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN PARTICIPANT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1997


     The undersigned hereby constitutes and appoints Registrar and Transfer Company, Plan Administrator for the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan (the "Plan"), proxy of the undersigned, with full power of substitution, to vote all of the shares of Codorus Valley Bancorp, Inc. (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Holiday Inn Holidome (at West Manchester
Mall), Red & White Rose Rooms, 2000 Loucks Road, York, Pennsylvania 17404, on Tuesday, May 20, 1997 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:



                         Please be sure to sign and date         Date
                          this Proxy in the box below.


          Plan Participants sign above -- Co-holder (if any) sign above

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.
                          Codorus Valley Bancorp, Inc.



     THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

     PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION CARD/PROXY TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.